Property, plant and equipment	12 Months Ended
Dec. 31, 2019
Statement [LineItems]
Property, plant and equipment
6. Property, plant and equipment
Oil and Gas assets/Facilities, Corporate assets
Cost

	Oil and gas assets/Facilities	Corporate assets	Total
Balance at January 1, 2018	$10,463	$173	$10,636
Capital expenditures	167	1	168
Acquisitions	1	—	1
Dispositions	(10)	—	(10)
Net decommissioning dispositions (1)	(19)	—	(19)

Balance at December 31, 2018	$10,602	$174	$10,776
Capital expenditures	102	1	103
Dispositions	(52)	—	(52)
Transfer to assets held for sale	(423)	—	(423)
Net decommissioning dispositions (1)	(16)	—	(16)

Balance at December 31, 2019	$10,213	$175	$10,388

(1)	Includes additions from drilling activity, facility capital spending and disposals from net property dispositions.

Accumulated depletion, depreciation and impairment

	Oil and gas assets/Facilities	Corporate assets	Total
Balance at January 1, 2018	$7,695	$122	$7,817
Depletion and depreciation	274	14	288
Impairments	107	—	107
Dispositions	(10)	—	(10)

Balance at December 31, 2018	$8,066	$136	$8,202
Depletion and depreciation	221	15	236
Impairments	658	—	658
Transfers to asset held for sale	(346)	—	(346)
Dispositions	(41)	—	(41)

Balance at December 31, 2019	$8,558	$151	$8,709

Net book value

	As at December 31
	2019	2018
Total	$1,679	$2,574

Right-of-use
assets
The following table includes a break-down of the categories for right-of-use
assets:

Cost

	Office	Transportation	Vehicle	Surface	Total
Balance, January 1, 2019	$15	$17	$3	$2	$37
Additions (Terminations)	(2)	—	1	—	(1)

Balance, December 31, 2019	$13	$17	$4	$2	$36

Accumulated amortization
	Office	Transportation	Vehicle	Surface	Total
Balance, January 1, 2019	$—	$—	$—	$—	$—
Amortization	3	6	1	—	10

Balance, December 31, 2019	$3	$6	$1	$—	$10

	As at December 31
Net book value	2019	2018
Total	$26	$—

Total PP&E
Total PP&E including Oil and Gas assets,
Facilities, Corporate Assets and
Right-of-use
 assets is as follows:

	As at December 31
PP&E	2019	2018
Oil and Gas assets, Facilities, Corporate Assets	$1,679	$2,574
Right-of-use assets	26	—

Total	$1,705	$2,574

At December 31, 2019, the Company completed an assessment to determine if indicators of impairment or an impairment reversal were present. As a result of the Company’s net asset value being higher than its market capitalization the Company concluded that an impairment indicator was present resulting in impairment tests being completed across all our CGUs (Cardium, Peace River, Viking and Legacy). The Company followed the value-in
 use method for our Cardium CGU and the fair value less cost to sell method for our Peace River, Viking and Legacy CGUs.
Under the Cardium
value-in-use
 test, the recoverable amount was calculated using proved plus probable reserves. Incremental development drilling locations were included in the calculation and supported by contingent resource studies. The estimated recoverable amount in the value-in-use
 calculation was based on
after-tax
 discount rates ranging from
9.5 to 15.5
percent based on an average weighted average cost of capital of oil and gas companies with comparable assets. The Company recorded a $450 million non-cash impairment primarily due to lower forecasted commodity prices and continued volatility in the Oil and Gas industry which caused
us to increase our discount rate. At December 31, 2019, a one percent change in the discount rate would result in a $162 million impairment expense or recovery and a five percent change in the forecasted cash flows would result in a $202 impairment expense or recovery.

For the Peace River, Viking and Legacy CGU tests, which were performed under the fair value less costs of disposal methodology, the recoverable amounts were calculated using proved plus probable reserves. The estimated recoverable amounts in the calculation were based on pre-tax
 discount rates ranging from
10 to 15 percent based on an average weighted average cost of capital of oil and gas companies with comparable assets. The fair value less costs of disposal values used to determine the recoverable amounts of the Company’s CGUs are classified as Level 3 fair value measures as certain key assumptions are not based on observable market data but rather management’s best estimates.
As a result of completing the impairment test
s
, the Company recorded a $78
million non-cash impairment mainly due to lower commodity prices resulting in uneconomic properties within the Company’s Legacy CGU, which uneconomic properties we are currently abandoning. At December 31, 2019, for the Legacy CGU a one percent change in the discount rate would result in a $2 million impairment expense or recovery and a five percent change in the forecasted cash flows would have no impact on the impairment expense or recovery.
The following table outlines benchmark prices and assumptions, based on the Company’s independent reserve evaluators forecasts (Sproule
Associates Limited), used in completing the impairment tests as at December 31, 2019.

	WTI ($US/bbl)	AECO ($CAD/MMbtu)	Exchange rate ($US equals $1 CAD)	Inflation rate
2020	$61.00	$2.04	$0.76	0%
2021	65.00	2.27	0.77	1%
2022	67.00	2.81	0.80	2%
2023	68.34	2.89	0.80	2%
2024	69.71	2.98	0.80	2%
2025 – 2030	$74.75	$3.28	$0.80	2%
Thereafter (inflation percentage)	2%	2%	—	2%
Impairments have been recorded as Depletion, depreciation, impairment and accretion expense on the Consolidated Statements of Income (Loss).
Subsequent to December 31, 2019, there has been significant volatility with crude oil prices due to macro-economic uncertainty, mainly due to potential increased supply from OPEC and Russia, the economic impact of the COVID-19 outbreak and potential lack of storage forcing production shut-ins. Based on IFRS guidance, the Company has not reflected these subsequent conditions in the recoverable amount estimates within the Company’s impairment tests as at December 31, 2019. If this commodity price volatility persists, there is potential that indicators of impairment will be present as part of the Company’s impairment assessment in the first quarter of 2020.